                                                                 EXHIBIT 10.11.1

                                 FIRST AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

         This First Amendment to Loan and Security Agreement is entered into as of December 16, 2002 (the "Amendment"), by and between COMERICA BANK - CALIFORNIA ("Bank") and AVISTAR COMMUNICATIONS CORPORATION ("Borrower").

                                    RECITALS

         Borrower and Bank are parties to that certain Loan and Security Agreement dated as of February 27, 2002, as amended (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. The following defined terms in Section 1.1 of the Agreement are hereby added or amended to read as follows:

                           "Average Quarterly Balance" means the amount derived from adding the ending balance under the Revolving Line for each day in the quarter and dividing by the number of days in the quarter.

                           "Revolving Line" means a credit extension of up to Six Million Dollars ($6,000,000).

                           "Revolving Maturity Date" means December 15, 2003.

         2. Section 2.1(a)(i) of the Agreement is hereby amended in its entirety to read as follows:

                                    (i)      Subject to and upon the terms and
         conditions of this Agreement, Borrower may request Advances in an aggregate outstanding amount not to exceed the Revolving Line. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1(a) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(a) shall be immediately due and payable. Borrower may prepay any Advances without penalty or premium.

         3. A new Section 2.1(c) is hereby added to the Agreement to read as follows:

                  (c) Foreign Exchange Sublimit. Provided that there is availability under the Revolving Line, Borrower may enter into foreign exchange forward contracts with the Bank under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one business day after the contract date (each, a "FX Forward Contract"). Availability under the Revolving Line shall be reduced by the Bank's exposure in connection with all outstanding FX Forward Contracts (collectively, the "FX Reserve"). Bank may terminate and/or demand cash security for the FX Forward Contracts if an Event of Default occurs or upon or after the Revolving Maturity Date. The terms and conditions (including repayment and fees) of such FX Forward Contracts shall be subject to the terms and conditions of the Bank's standard forms of application and agreement for FX Forward Contracts, which Borrower hereby agrees to execute as a condition precedent to Bank's entry into any FX Forward Contract. Notwithstanding any of the foregoing, in no event shall the aggregate amount of all FX Forward Contracts entered into by Bank be such that the FX Reserve exceeds $25,000.

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         4.       Section 2.2 of the Agreement is hereby amended in its entirety to read as follows:

                  2.2      [Intentionally Omitted.]

         5. A new Section 2.5(c) is hereby added to the Agreement to read as follows:

                  (c) Commitment Fee. Borrower shall pay to Bank a Commitment Fee equal to one quarter of one percent (0.25%) of (i) the Revolving Line minus (ii) the Average Quarterly Balance in each calendar quarter minus (iii) the average daily balance of Borrower's deposits with Bank in the applicable quarter, which fee shall be payable within five days of the last day of each such quarter and shall be nonrefundable (provided that such fee shall be waived for any calendar quarter in which the average daily balance of Borrower's deposits with Bank in such quarter exceeds $3,500,000).

         6. Section 5.4 of the Agreement is hereby amended in its entirety to read as follows:

                  5.4 Bona Fide Accounts. The Accounts are bona fide existing obligations. The property and services giving rise to such Accounts has been delivered or rendered to the account debtor or to the account debtor's agent for immediate and unconditional acceptance by the account debtor.

         7. The second paragraph of Section 6.3 of the Agreement is amended in its entirety to read as follows:

                  Within fifteen (15) days after the last day of each month during which any Advances were outstanding at any time, Borrower shall deliver to Bank aged listings of accounts receivable and accounts payable.

         8. Sections 6.8, 6.9, and 6.10 of the Agreement are hereby amended in their entirety to read as follows:

                  6.8 Adjusted Quick Ratio. Borrower shall maintain, measured as of the last day of each calendar month, on a consolidated basis, a ratio of Adjusted Quick Assets to Current Liabilities plus, to the extent not already included therein, all Indebtedness (including without limitation any Contingent Obligations) owing from Borrower to Bank, less deferred maintenance contract revenue, of at least 1.00 to
         1.00. As used herein, (i) "Adjusted Quick Assets" means, at any date as of which the amount thereof shall be determined, the unrestricted cash and cash equivalents of Borrower and its Subsidiaries plus net Eligible Accounts which are trade receivables, determined in accordance with GAAP, and (ii) "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendible at the option of Borrower or any Subsidiary to a date more than one year from the date of determination.

                  6.9      [Intentionally Omitted.]

                  6.10     [Intentionally Omitted.]

         9. A new Section 6.14 is hereby added to the Agreement to read as follows:

                  6.14 Loan to Value Ratio. The aggregate amount of all Borrower's outstanding Indebtedness (including without limitation any Contingent Obligations) owing to Bank shall not at any time equal more than fifty percent (50%) of the fair market value of the real property pledged by THE GERALD J. BURNETT AND MARJORIE J. BURNETT REVOCABLE TRUST ("Trust") to Bank to secure that certain Unconditional Guaranty given by Trust and GERALD BURNETT to Bank in supports of the Obligations dated as of the date hereof.

         10. Exhibit D to the Agreement is hereby amended and replaced in its entirety by Exhibit D attached hereto.

         11. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement and the other Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement.

         12. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         13. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

         14. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a)      this Amendment, duly executed by Borrower;

                  (b) a non-refundable loan fee of Seven Thousand One Hundred Twenty Five Dollars ($7,125), plus all Bank Expenses incurred through the date of this Amendment;

                  (c)      Corporate Resolutions to Borrow;

                  (d)      Unconditional Guaranty and Trust Certification;

                  (e) Auto-Debit Authoriation, Disbursement Instructions, and Agreement to Provide Insurance;

                  (f)      Deed of Trust;

                  (g) title insurance relating to the Deed of Trust referenced above in an amount of at least Six Million Dollars;

                  (h) an appraisal of the real property commonly known as [***] with results satisfactory to Bank; and

                  (i) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

         *** Confidential Treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omitted portions have been filed separately with the Commission.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                           AVISTAR COMMUNICATIONS
                                           CORPORATION

                                           By: /s/ Robert J. Habig
                                               ---------------------------------

                                           Title: Chief Financial Officer

                                           COMERICA BANK - CALIFORNIA

                                           By: /s/ Laurie Lumenti
                                               ---------------------------------

                                           Title: Assistant Vice President

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE

TO:      COMERICA BANK - CALIFORNIA

FROM:    AVISTAR COMMUNICATIONS CORPORATION

         The undersigned authorized officer of AVISTAR COMMUNICATIONS CORPORATION hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof, except those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) (except for the absence of footnotes and subject to normal year end adjustments) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

 PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

            REPORTING COVENANT                           REQUIRED                     COMPLIES
            ------------------                           --------                     --------
Monthly consolidated financial statements      Monthly within 30 days                Yes      No
10K and 10Q                                    10 days of SEC filing date            Yes      No
Quarterly consolidating financial statements   Quarterly within 30 days              Yes      No
A/R & A/P Agings, Borrowing Base Cert.         Monthly within 15 days if borrowing   Yes      No
A/R Audit                                      Initial and Semi-Annual               Yes      No

      FINANCIAL COVENANT             REQUIRED      ACTUAL          COMPLIES
      ------------------             --------      ------          --------
On a monthly basis:
   Minimum Adjusted Quick Ratio      1.00:1.00    _____:1.00     Yes        No
   Loan to Value Ratio               50%          _____%         Yes        No

COMMENTS REGARDING EXCEPTIONS: See Attached.

                                      No
                                      Received by: _____________________________
                                                        AUTHORIZED SIGNER

Sincerely,                            Date: ____________________________________

__________________________________    Verified: ________________________________
SIGNATURE                                               AUTHORIZED SIGNER

__________________________________    Date: ____________________________________
TITLE
                                      Compliance Status                  Yes
__________________________________
DATE

                         CORPORATE RESOLUTIONS TO BORROW

BORROWER:      AVISTAR COMMUNICATIONS CORPORATION

         I, the undersigned Secretary or Assistant Secretary of AVISTAR COMMUNICATIONS CORPORATION (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of Delaware.

         I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

         BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

         NAMES                   POSITIONS              ACTUAL SIGNATURES
------------------------------------------------------------------------------
------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

------------------------   ------------------------   ------------------------

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         BORROW MONEY. To borrow from time to time from COMERICA BANK - CALIFORNIA ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

         EXECUTE LOAN DOCUMENTS. To execute and deliver to Bank that certain First Amendment to Loan and Security Agreement dated as of December 16, 2002 (the "Amendment") and any documents related to the Amendment and that certain Loan and Security Agreement dated February 27, 2002, as amended, and also to execute and deliver to Bank one or more amendments, renewals, extensions, modifications, consolidations, or substitutions therefor.

         GRANT SECURITY. To grant a security interest to Bank in the Collateral described in the Amendment, which security interest shall secure all of the Corporation's Obligations, as described in the Amendment.

         NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

         FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

         BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

         I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

         I FURTHER CERTIFY that true and correct copies of the Corporation's most recent Certificate of Incorporation have been delivered to Bank as in full force and effect on the date hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand on December 16, 2002 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                          CERTIFIED TO AND ATTESTED BY:

                                          X_____________________________________

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